EXHIBIT 10.4

INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (this “Agreement”) is dated as of the 15th day of February, 2006, by and among PEMCO AVIATION GROUP, INC., a Delaware corporation, PEMCO AEROPLEX, INC., an Alabama corporation, PEMCO ENGINEERS, INC., a Delaware corporation, PEMCO WORLD AIR SERVICES, INC., a Delaware corporation, SPACE VECTOR CORPORATION, a Delaware corporation (collectively, the “Borrowers”), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (successor by merger to SouthTrust Bank), as Agent (the “Agent”), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (successor by merger to SouthTrust Bank) (“Wachovia”), COMPASS BANK, an Alabama banking corporation (“Compass”) (Wachovia and Compass hereinafter referred to collectively as the “Senior Lenders” and each singularly as a “Senior Lender”), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as collateral agent for Subordinating Party (in such capacity, the “Collateral Agent”), and SILVER CANYON SERVICES, INC., a Nevada corporation (the “Subordinating Party”). Capitalized terms used herein but not defined shall have the meanings as set forth in the Credit Agreement (as hereinafter defined).

Borrowers, Agent, Senior Lenders and Subordinating Party agree that this Agreement shall constitute a “Subordination Agreement” under and as defined in the Credit Agreement, and that the “Subordinated Debt” as hereinafter defined shall constitute permitted “Subordinated Debt” under and as defined in the Credit Agreement.

1. Definitions. In this Agreement, the following terms shall have the meanings as hereinafter set forth:

“Credit Agreement” means that certain Credit Agreement dated as of December 16, 2002, among Borrowers, Agent and Senior Lenders, as amended from time to time.

“Enforcement Action” means any remedy available to Subordinating Party under any of the Subordinated Loan Documents or applicable law to enforce collection of any of the Subordinated Debt, including (a) the repossession, foreclosure, exercise of setoff rights upon or other act to realize upon any of the Collateral, and (b) any petition filed against any Borrower for relief under Bankruptcy Law or a petition or suit for the appointment of a receiver or other custodian therefore or for any of any Borrower’s assets.

“Purchase Agreement” means that certain Purchase Agreement dated as of February 15, 2006 among Borrowers and Subordinating Party.

“Senior Debt” means any and all amounts now or hereafter owing to Senior Lenders by Borrowers pursuant to or in connection with the Credit Agreement or any other Loan Document.

“Subordinated Agreement Event of Default” means an “Event of Default” as defined in the Purchase Agreement.

“Subordinated Agreements” means the Purchase Agreement, the Subordinated Notes and the Subordinated Security Agreement.

“Subordinated Debt” means all amounts owing by any Borrower to Subordinating Party, pursuant to or in connection with the Subordinated Agreements.

“Subordinated Notes” means those certain Pemco Aviation Group, Inc. Senior Secured Notes Due 2007 dated February 15, 2006 given by Pemco Aviation Group, Inc. in favor of Subordinating Party, as amended from time to time.

“Subordinated Security Agreement” means that certain Security Agreement dated as of February 15, 2006 given by Borrowers in favor of Subordinating Party, as amended from time to time.

2. Subordination.

(a) Subordinating Party hereby agrees that the Subordinated Debt is and shall be subject and subordinate to the Senior Debt, and except as permitted by Section 2(b) and 2(c) hereof, no Borrower shall pay, and Subordinating Party shall not make demand or accept, any payment with respect to, or on account of, the Subordinated Debt until the full and final indefeasible payment of all of the Senior Debt. Without limiting the generality of the foregoing, in the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of any Borrower or the proceeds thereof to the creditors of any Borrower or upon any indebtedness of any Borrower, by reason of the liquidation, dissolution or other winding up of any Borrower or any Borrower’s business, or in the event of any sale, receivership, insolvency or Bankruptcy proceeding, or assignment for the benefit of creditors, or any proceeding by or against any Borrower for any relief under any Bankruptcy or insolvency Law or Laws relating to the relief of debtors, readjustments or indebtedness, reorganization, compositions or extensions, then and in any such event any payment or distribution of any kind or character, either in cash, securities or other property of any kind, which shall be payable or deliverable upon or with respect to any of the Subordinated Debt shall, unless Senior Lenders shall, in their sole and absolute discretion, agree to the contrary, be paid or delivered directly to Agent for application to the Senior Debt (whether or not the same is then due) until all of the Senior Debt has been fully paid and discharged. This Agreement shall remain in full force and effect until such time as all of the Senior Debt, including any renewals or extensions thereof, has been paid in full and such payments of the Senior Debt have become final and are not subject to being refunded as a preference or fraudulent transfer under Bankruptcy Law or other applicable Law.

(b) So long as (i) no Event of Default has occurred on account of the failure to pay when due principal and interest owing under the Loan Documents (a “Senior Payment Default”), (ii) no Default on account of the failure to comply with the financial covenants set forth in Section 10.3(A) of the Credit Agreement is disclosed on the most recently received Compliance Certificate of the Borrowers (a “Senior Financial Covenant Default”), (iii) Borrowers are not in default of their obligation to deliver Compliance Certificates under Section 10.1(C) of the Credit Agreement (a “Compliance Certificate Default”), and (iv) no payment of any Subordinated Debt would give rise to a Financial Covenant Default, Borrowers may pay, and

Subordinating Party may receive and retain, as and when due, the (x) regularly scheduled payments of interest due under the Subordinated Agreements and (y) fees and reimbursement of expenses of Subordinating Party due under the Subordinated Agreements.

(c) On the Maturity Date under and as defined in the Purchase Agreement, so long as (i) no Senior Payment Default has occurred, (ii) no Senior Financial Covenant Default has occurred, (iii) no Compliance Certificate Default has occurred, and (iv) the payment of any Subordinated Debt would not give rise to a Senior Financial Covenant Default, Borrowers may pay, and Subordinating Party may receive and retain all outstanding principal, interest, fees and reimbursement expenses due under the Subordinated Agreements.

3. Covenants.

(a) Borrowers covenant and agree with Senior Lenders that, except with the consent of Senior Lenders, for so long as this Agreement is in effect: (i) no Borrower shall, directly or indirectly, grant a security interest in, mortgage, pledge, assign or transfer any properties to secure or satisfy all or any part of the Subordinated Debt; (ii) no Borrower shall hereafter issue any instrument, security or other writing evidencing any part of the Subordinated Debt, except as provided in Paragraph 4(b); (iii) no Borrower shall amend, alter or modify any material provision of the Subordinated Agreements without the prior written consent of Senior Lenders; and (iv) no Borrower shall take or permit any action prejudicial to or inconsistent with Senior Lenders’ priority position over Subordinating Party that is created by this Agreement.

(b) Subordinating Party covenants and agrees with Senior Lenders that, except as permitted elsewhere in this Agreement, including without limitation in Sections 2(b), 2(c), 3(g) and 4, or otherwise with the consent of Senior Lenders, for so long as this Agreement is in effect: (i) Subordinating Party shall not demand, collect or accept from any Borrower or any other Person any payment or collateral on account of the Subordinated Debt or any part thereof or realize upon or enforce any collateral securing the Subordinated Debt, nor commence any action or proceeding against any Borrower in any court or other tribunal to recover all or any part of the Subordinated Debt; (ii) Subordinating Party shall not exchange or set off any part of the Subordinated Debt; (iii) Subordinating Party shall not hereafter transfer or assign any of the Subordinated Debt to any Person unless the transferee or assignee thereof first agrees in writing with Senior Lenders and Agent to be bound by the terms of this Agreement; (iv) Subordinating Party will not hereafter receive any instrument, security or other writing evidencing any part of the Subordinated Debt except (x) upon the prior written approval of Senior Lenders (y) except as is necessary and required to maintain a perfected second priority Lien upon the Collateral in favor of Subordinating Party or (z) as provided in Paragraph 4(b); (v) Subordinating Party will not commence or join with any of the other creditors of any Borrower in commencing any Bankruptcy, reorganization, receivership or insolvency proceeding against any Borrower; and (vi) Subordinating Party shall not take or permit any action prejudicial to or inconsistent with Senior Lenders’ and Agent’s priority position over Subordinating Party that is created by this Agreement, provided that no action that is permitted under this Agreement shall be deemed to be prejudicial hereunder.

(c) Notwithstanding the foregoing, Senior Lenders and Agent consent to Borrowers issuing the Subordinated Notes and granting to Subordinating Party a second priority Lien upon the Collateral pursuant to the Subordinated Security Agreement.

(d) Senior Lenders, Agent and Subordinating Party agree that the priority of the Lien in and to the Collateral created or granted under the Loan Documents and the Subordinated Agreements shall be as follows:

(i) first priority—Agent; and

(ii) second priority—Subordinating Party.

From and after the date of this Agreement, all of the right, title, lien and interest of Subordinating Party created or evidenced by the Subordinated Agreements in and to the Collateral shall be subject and subordinate to all of the right, title, lien and interest created or evidenced by the Loan Documents in and to the Collateral. This priority shall prevail notwithstanding any of the following: (1) the time of the making of any loans or advances; (2) the time or order of recording or filing of any document or instrument; (3) the time of the funding of any loans; (4) any contrary language in the Loan Documents, the Subordinated Agreements, or any other agreements or documents; or (5) any amendment, modification or waiver of whatever kind, nature or description of the Loan Documents, the Subordinated Agreements, or the obligations secured thereunder.

(e) In no event shall Subordinating Party institute, or join as a party in the institution of, or directly or indirectly assist in the prosecution of, any action, suit or proceeding seeking a determination that the Lien of Agent in any of the Collateral is invalid, unperfected or avoidable, or is or should be subordinated to the interests of any other Person, provided that compliance with properly noticed discovery of Subordinating Party or its documents by any Person shall not constitute a violation of this Section 3(e).

(f) The respective rights and priorities of Senior Lenders, Agent and Subordinating Party in and to any proceeds realized on account of an insured loss to all or any portion of the Collateral shall be determined in accordance with the allocation of priorities in the Collateral described above, and Agent shall have the same priority to insurance proceeds allocated to the Collateral as it has above in the underlying assets.

(g) If a Subordinated Agreement Event of Default occurs and is continuing, Subordinating Party may thereafter make demand for payment on Borrowers and shall give written notice of any such demand to Agent, but shall not (without Agent’s prior written consent, which consent may be withheld by Agent in its sole discretion) commence any Enforcement Action (i) unless (A) such Subordinated Agreement Event of Default results from a failure by Borrowers to timely make any payment due to Subordinating Party under the Subordinating Agreements, or (B) such Subordinated Agreement Event of Default also constitutes a default under the Loan Documents, and (ii) until 90 days after receipt by Agent of such written notice. If Subordinating Party, in violation of the terms hereof, initiates any Enforcement Action against any of the Collateral, Agent may interpose this Agreement as a defense thereto and shall be entitled to specific performance of the terms hereof.

(h) Agent and Senior Lenders shall give notice to Subordinating Party of, and provide a copy to Subordinating Party of, (i) each notice of default received from or sent by Agent or Senior Lenders under the Loan Documents; (ii) each waiver or forbearance granted under the Loan Documents; (iii) if requested by Subordinating Party, each compliance certificate or similar covenant or financial certificate delivered to Agent pursuant to the Loan Documents; and (iv) each notice of acceleration sent in connection with the Loan Documents.

(i) Subordinating Party shall give notice to Agent and Senior Lenders of, and provide a copy to Agent and Senior Lenders of, (i) each notice of default received from or sent by Subordinating Party under the Subordinated Agreements; (ii) each waiver or forbearance granted under the Subordinated Agreements; (iii) if requested by Agent or any Senior Lender, each compliance certificate or similar covenant or financial certificate delivered to Subordinating Party pursuant to the Subordinated Agreements; and (iv) each notice of acceleration sent in connection with the Subordinated Agreements.

4. Turnover of Prohibited Transfers. (a) If any payment, distribution or security or the proceeds thereof is received by Subordinating Party on account of or with respect to the Subordinated Debt that is not expressly permitted by the terms hereof, Subordinating Party shall forthwith deliver same to Agent in the form received (except for the addition of any endorsement or assignment necessary to effect a transfer of all rights therein to Agent) for application to the Senior Debt or, at Agent’s option, Subordinating Party shall pay to Agent the amount thereof on demand. Agent is irrevocably authorized to supply any required endorsement or assignment which is not given upon demand of Agent or which may have been omitted. Until so delivered any such payment, distribution or security shall be held by Subordinating Party in trust for Agent and shall not be commingled with other funds or property of Subordinating Party.

(a) Notwithstanding the foregoing, Subordinating Party may receive and retain any debt securities or equity securities issued on account of its claim in any Bankruptcy proceeding commenced by any one or more of the Borrowers pursuant to a confirmed plan of reorganization or the equivalent, with such debt securities to be subordinate to debt securities issued to Senior Lenders pursuant to any such confirmed plan of reorganization on the same terms and conditions as set forth in this Agreement. Any equity securities issued to Subordinating Lender pursuant to a confirmed plan of reorganization shall not be subject to any restrictions or agreements except as Subordinating Party may agree or as provided for in such confirmed plan of reorganization.

5. Authority to Act for Subordinating Party. For so long as any of the Senior Debt shall remain unpaid, upon an Event of Default, Agent shall have the right to collect any assets of any Borrower distributed, divided or applied by way of dividend or payment, or any securities issued, on account of the Subordinated Debt and to apply the same, or the proceeds of any realization upon the same that Agent in its discretion elect to effect, to the Senior Debt until all of the Senior Debt (including, without limitation, all interest accruing on the Senior Debt after commencement of any Bankruptcy case) has been paid in full, rendering any surplus to Subordinating Party if and to the extent permitted by law, and, in furtherance of the foregoing, Agent shall have the right after a breach by Subordinating Party of its obligations under Section 4 of this Agreement to act as Subordinating Party’s attorney-in-fact and Subordinating Party hereby irrevocably appoints Agent as Subordinating Party’s true and lawful attorney, with full power of substitution, in the name of Subordinating Party or Agent, for the use and benefit of Agent, to perform the foregoing, at Agent’s option following such a breach by Subordinating Party, at any meeting of the creditors of any Borrower or in connection with any case or proceeding, whether voluntary or involuntary, for the distribution, division or application of the assets of any Borrower or the proceeds thereof, regardless of whether such case or proceeding is for the liquidation, dissolution, winding up of the affairs, reorganization or arrangement of such Borrower, or for the composition of the debts of any Borrower, in Bankruptcy or in connection with a receivership, or under an assignment for the benefit of the creditors of any Borrower or otherwise. In no event shall Agent or any Senior Lender be liable to Subordinating Party for any failure to prove the Subordinated Debt, to exercise any right with respect thereto or to collect any sums payable thereon except in the case of actual bad faith or willful misconduct by such Lender or Agent.

6. Statement of Account. Agent and Subordinating Party hereby agree to render to the other from time to time upon request therefor a statement of Borrowers’ account with, as appropriate, the Senior Lenders or the Subordinating Party.

7. Validity of Subordinated Debt. The provisions of this Agreement subordinating the Subordinated Debt are solely for the purpose of defining the relative rights of Agent, Senior Lenders and Subordinating Party and shall not impair, (i) as among Borrowers, Agent and Senior Lenders, the obligation of Borrowers to pay the Obligations in accordance with the terms of the Loan Documents, and (ii) as among Borrowers and Subordinating Party, the obligation of Borrowers to pay the Subordinated Debt in accordance with its terms except as payment thereof may be postponed in accordance with this Agreement.

8. Document Legend. Subordinating Party agrees that, upon demand of Agent, it shall cause to be added to each document evidencing the Subordinated Debt a legend substantially in the following form:

“The rights and remedies of the holder of this instrument, and his or her executors, successors and assigns, as the case may be, under this instrument are subject to the terms and conditions of that certain Intercreditor Agreement dated as of February 15, 2006, as amended from time to time, by and among Pemco Aviation Group, Inc., Pemco Aeroplex, Inc., Pemco Engineers, Inc., Pemco World Air Services, Inc., Space Vector Corporation, Wachovia Bank, National Association (as Agent), Wachovia Bank, National Association, Compass Bank, and Silver Canyon Services, Inc.”

9. Obligation Absolute. Subordinating Party will perform its obligations under this Agreement regardless of any Law now or hereafter in effect in any Jurisdiction affecting any of the terms of any Loan Document or the rights of Agent or Senior Lenders with respect thereto. The obligations of Subordinating Party under this Agreement are independent of the Loan Documents, and a separate action or actions may be brought and prosecuted against Subordinating Party to enforce this Agreement, irrespective of whether any action is brought against any Borrower or whether any Borrower is joined in any such action or actions. The obligations of Subordinating Party under this Agreement shall be absolute and unconditional irrespective of:

(a) any lack of validity or enforceability of any Loan Document;

(b) the validity of any Lien granted to Agent in any of the Collateral;

(c) any change in the time, manner or place of payment of, or in any other term of, any Loan Document, or any other amendment of any Loan Document, or waiver of any provision of any Loan Document, including, without limitation, any increase in any Note or the obligations of any Borrower under the Credit Agreement resulting from the extension of additional credit to any Borrower or otherwise;

(d) any taking, exchange, release or non-perfection of any of the Collateral, or any taking, release or amendment or waiver of or consent to departure from any Loan Document;

(e) any manner of application of the Collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Obligations or any other assets of any Borrower;

(f) any change, restructuring or termination of the organizational structure or existence of any Borrower; or

(g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Borrower.

10. Waiver. Except as may expressly be provided herein or in any Loan Document, Borrowers and Subordinating Party each hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any Loan Document and this Agreement, and further waives any requirement that Agent exhaust any right or take any action against any Borrower, Subordinating Party, or any other Person or the Collateral.

11. Modification of Loan Documents and Subordinated Agreements. Neither Agent nor Senior Lenders will amend, alter or modify any material provision of the Loan Documents without the prior written consent of Subordinating Party. Subordinating Party will not amend, alter or modify any material provision of the Subordinated Agreements without the prior written consent of Senior Lenders and Agent.

12. Further Assurances. Agent, Senior Lenders, Borrowers and Subordinating Party each severally covenants and agrees that, at Borrowers’ and Subordinating Party’s cost and expense, Agent, Senior Lenders, Borrowers and Subordinating Party shall duly execute and deliver, or cause to be duly executed and delivered, to the Person requesting the same, such further instruments and do and cause to be done such further acts as may be reasonably necessary or proper in the opinion of the Person requesting the same, or its counsel to carry out more effectively the provisions and purposes of this Agreement.

13. Indemnity. (a) Each Borrower hereby agrees to indemnify Agent, Senior Lenders, Subordinating Party, and their respective officers, directors, agents and attorneys against, and to hold Agent, Senior Lenders, Subordinating Party, and all such other Persons harmless from all Indemnified Losses resulting from any representation or warranty made by any Borrower or on any Borrower’s behalf pursuant to this Agreement having been false when made, or resulting from any Borrower’s breach of any of the covenants set forth in this Agreement, which indemnification is in addition to, and not in derogation of, any statutory, equitable, or common law right or remedy Agent, Senior Lenders or Subordinating Party may have for breach of representation, warranty, statement or covenant or otherwise may have under any of the Loan Documents or the Subordinated Agreements. This agreement of indemnity shall be a continuing agreement and shall survive payment of the Loans and the Subordinated Debt, and the termination of this Agreement.

(b) Subordinating Party hereby agrees to indemnify Agent, Senior Lenders, Borrowers, and their respective officers, directors, agents and attorneys against, and to hold Agent, Senior Lenders, Borrowers, and all such other Persons harmless from all Indemnified Losses resulting from any representation or warranty made by Subordinating Party or on Subordinating Party’s behalf pursuant to this Agreement having been false when made, or resulting from Subordinating Party’s breach of any of the covenants set forth in this Agreement, which indemnification is in addition to, and not in derogation of, any statutory, equitable, or common law right or remedy Agent, Senior Lenders or Borrowers may have for breach of representation, warranty, statement or covenant or otherwise may have under any of the Loan Documents or the Subordinated Agreements. This agreement of indemnity shall be a continuing agreement and shall survive payment of the Loans and the Subordinated Debt, and the termination of this Agreement.

14. Enforcement and Waiver by Agent and Senior Lenders. Agent and Senior Lenders shall have the right at all times to enforce the provisions of this Agreement in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of Agent or any Senior Lender in refraining from so doing at any time or times. The failure of Agent or any Senior Lender at any time or times to enforce its rights under such provisions, strictly in accordance with the same, shall not be construed as having created a custom in any way or manner contrary to specific provisions of this Agreement or as having in any way or manner modified or waived the same. All rights and remedies of Agent and Senior Lenders are cumulative and concurrent and the exercise of one right or remedy shall not be deemed a waiver or release of any other right or remedy.

15. Expenses of Agent and Senior Lenders. Borrowers will, on demand, reimburse Agent and Senior Lenders for all out of pocket expenses incurred by Agent and Senior Lenders in connection with the preparation, amendment, modification or enforcement of this Agreement and/or in the collection of any amounts owing from any Borrower, Subordinating Party or any other Person to Agent or any Senior Lender under this Agreement and, until so paid, the amount of such expenses shall be added to and become part of the amount of the Obligations.

16. Attorneys’ Fees. If at any time or times hereafter Agent or any Senior Lender employs counsel to enforce any rights of Agent or any Senior Lender or obligations of any Borrower or Subordinating Party, or to collect from any Borrower or Subordinating Party any amounts owing hereunder, then in any such event, all of the Attorneys’ Fees incurred by Agent and Senior Lenders arising from such services and any expenses, costs and charges relating thereto shall constitute additional obligations of the Person against whom enforcement or collection is sought, payable on demand.

17. Notices. All notices and other communications from any party to any other party hereunder shall be given and deemed received when given in accordance with the terms of the Credit Agreement, and (i) with respect to Borrowers, Agent and Senior Lenders, at the address specified in the Credit Agreement, and (ii) with respect to Subordinating Party, at the address specified on the signature page of this Agreement.

18. Governing Law. This Agreement is entered into and performable in Jefferson County, Alabama, and the substantive Laws, without giving effect to principles of conflict of laws, of the United States and the State of Alabama shall govern the construction of this Agreement and the documents executed and delivered pursuant hereto, and the rights and remedies of the parties hereto and thereto.

19. SUBMISSION TO JURISDICTION; WAIVERS.

(a) BORROWERS AND SUBORDINATING PARTY EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY:

(i) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF ALABAMA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF ALABAMA, AND APPELLATE COURTS FROM ANY THEREOF;

(ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS, AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO SUCH PERSON AT ITS ADDRESS SET FORTH HEREIN OR AT SUCH OTHER ADDRESS OF WHICH AGENT AND SENIOR LENDERS SHALL HAVE BEEN NOTIFIED PURSUANT THERETO; AND

(iv) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

(b) BORROWERS, SUBORDINATING PARTY, AGENT AND SENIOR LENDERS EACH HEREBY:

(i) IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OR COUNTERCLAIM OF ANY TYPE AS TO ANY MATTER ARISING DIRECTLY OR INDIRECTLY OUT OF OR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH; AND

(ii) AGREES THAT ANY OF THEM MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY, AND THAT ANY DISPUTE OR CONTROVERSY OF ANY KIND WHATSOEVER AMONG THEM SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

20. Binding Effect, Assignment. This Agreement shall inure to the benefit of, and shall be binding upon, the respective successors and permitted assigns of the parties hereto. Neither any Borrower nor Subordinating Party has any right to assign any of its rights or obligations hereunder without the prior written consent of Agent and Senior Lenders.

21. Entire Agreement, Amendments. This Agreement and the documents executed and delivered pursuant hereto, constitute the entire agreement between the parties, and may be amended only by a writing signed on behalf of each party.

22. Severability. If any provision of this Agreement shall be held invalid under any applicable Laws, such invalidity shall not affect any other provision of this Agreement that can be given effect without the invalid provision, and, to this end, the provisions hereof are severable.

23. Headings. The section and paragraph headings hereof are inserted for convenience of reference only, and shall not alter, define, or be used in construing the text of such sections and paragraphs.

24. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

25. Seal. This Agreement is intended to take effect as an instrument under seal.

26. Agent as Collateral Agent for Subordinating Party.

(a) Subordinating Party hereby appoints Collateral Agent as the collateral agent under the Subordinated Agreements and authorizes Collateral Agent to take such action as agent on its behalf and upon written instruction from Subordinating Party to do so in Subordinating Party’s sole discretion exercise such powers and discretion under the Subordinated

Agreements as are delegated to Collateral Agent by the terms thereof and hereof, together with such powers and discretion as are reasonably incidental thereto. In particular, Collateral Agent shall not take any of the following actions without the prior written consent of Subordinating Party:

(i) modify, amend or waive compliance with any provision of this Agreement or any of the Subordinated Agreements or enter into any forbearance in connection therewith;

(ii) release any Person responsible for any of the obligations under the Subordinated Agreements or any of the collateral under the Subordinated Agreements; or

(iii) waive any default or event of default under the Subordinated Agreements.

As to any other matters not expressly provided for by the Subordinated Agreements, Collateral Agent shall be entitled to request instructions from the Subordinating Party in exercising any discretion or taking any action and shall be fully protected in so acting or refraining from acting upon the instructions of the Subordinating Party, and such instructions shall be binding upon the Subordinating Party and all holders of the Subordinated Agreements; provided, however, that Collateral Agent shall not be required to take any action that Collateral Agent reasonably believes is contrary to this Agreement or applicable Law.

Collateral Agent shall, upon direction of the Subordinating Party, give any notice pursuant to the Subordinated Agreements that is necessary for commencement of any cure period, or otherwise. Upon the occurrence of a Subordinated Agreement Event of Default, the Collateral Agent shall take such action as may be required by Subordinating Party.

(b) Neither Collateral Agent (nor any of its directors, officers, agents or employees) shall be liable for any action taken or omitted to be taken under or in connection with the Subordinated Agreements, except for its own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, Collateral Agent (a) may treat the Subordinating Party as the holder of all the Subordinated Agreements; (b) may consult with legal counsel and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel; (c) makes no warranty or representation to Subordinated Party and shall not be responsible to Subordinated Party for any statements, warranties or representations (whether written or oral) made in or in connection with the Subordinated Agreements; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of the Subordinated Documents; (e) shall not be responsible to Subordinating Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien created or purported to be created under or in connection with, any Subordinated Agreement or any other instrument or document furnished pursuant thereto; and (f) shall incur no liability under or in respect of any Subordinated Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy or telex) believed by it to be genuine and signed or sent by the proper person.

(c) Subordinating Party acknowledges that it has, independently and without reliance upon Agent or Senior Lenders, made its own credit analysis and decision to enter into the Subordinated Agreements and this Agreement. Subordinating Party also acknowledges that it will, independently and without reliance upon Agent or Senior Lenders and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Subordinated Agreements and this Agreement.

(d) Borrowers and Subordinating Party jointly and severally agree to indemnify Collateral Agent (to the extent not promptly reimbursed by Borrowers) from and against any and all Indemnified Losses that may be imposed on, incurred by, or asserted against Collateral Agent in any way relating to or arising out of the Subordinated Agreements or any action taken or omitted by Collateral Agent under the Subordinated Agreements; provided, however, that Borrowers and Subordinating Party shall not be liable for any portion of such Indemnified Losses resulting from Collateral Agent’s gross negligence or willful misconduct. The agreement and obligations contained in this Section shall survive the payment in full of principal, interest and all other amounts payable under the Subordinated Agreements and under the other Loan Documents.

(e) Collateral Agent may resign at any time by giving written notice thereof to the Subordinating Party and Borrowers, and may be removed at any time with or without cause by the Subordinating Party. Following any such resignation or removal Collateral Agent shall cooperate with Subordinating Party (at Subordinating Party’s expense) in the assignment of all liens and security interests held by it to Subordinating Party or any other person so designated by Subordinating Party.

(f) The provisions of this Section 26 are solely for the benefit of the Subordinating Party and Collateral Agent, and no person other than the Subordinating Party and Collateral Agent is intended to be a beneficiary of the rights and obligations of Subordinating Party and Collateral Agent under this Section 26, and Subordinating Party and Collateral Agent shall have the right to amend or modify this Section 26, or waive any requirement under this Section 26, without the consent or approval of any other person (except that Subordinating Party and Collateral Agent shall notify Borrowers as to any such amendment or modification).

27. Borrowers agree that, in the event of the resignation or removal of Collateral Agent, Subordinating Party may appoint itself or any successor agent as Collateral Agent and that upon notice of such appointment, such person shall be the “Collateral Agent” under Section 26 and shall be entitled to all protections and indemnifications by Borrowers provided for under Section 26 without need for consent of, or execution of any agreement by, Borrowers.

* * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed, sealed and delivered as of the date first above written.

WITNESS:	BORROWERS:

PEMCO AVIATION GROUP, INC.

/s/ Leah Barnett	By:	/s/ John R. Lee
Print Name: Leah Barnett	Its:	Chief Financial Officer

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PEMCO AEROPLEX, INC.

/s/ Leah Barnett	By:	/s/ John R. Lee
Print Name: Leah Barnett	Its:	Chief Financial Officer

Intercreditor Agreement - Signature Page

PEMCO ENGINEERS, INC.

/s/ Leah Barnett	By:	/s/ John R. Lee
Print Name: Leah Barnett	Its:	Chief Financial Officer

Intercreditor Agreement - Signature Page

PEMCO WORLD AIR SERVICES, INC.

/s/ Leah Barnett	By:	/s/ John R. Lee
Print Name: Leah Barnett	Its:	Chief Financial Officer

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SPACE VECTOR CORPORATION

/s/ Leah Barnett	By:	/s/ John R. Lee
Print Name: Leah Barnett	Its:	Chief Financial Officer

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AGENT:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent

/s/ Kelly L. McCrory	By:	/s/ Tod Ferguson
Print Name: Kelly L. McCrory	Its:	Vice President

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LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION

/s/ Kelly L. McCrory	By:	/s/ Tod Ferguson
Print Name: Kelly L. McCrory	Its:	Vice President

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COMPASS BANK

/s/ Jo An Ferguson	By:	/s/ Alex Morton
Print Name: Jo An Ferguson	Its:	Senior Vice President

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COLLATERAL AGENT:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Collateral Agent

/s/ Kelly L. McCrory	By:	/s/ Tod Ferguson
Print Name: Kelly L. McCrory	Its:	Vice President

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SUBORDINATING PARTY: SILVER CANYON SERVICES, INC.

By:	/s/ Richard N. Merkin
Its:	President

Address for Notices:
3115 Ocean Front Walk
Marina Del Rey, California 90292
Attention: Richard N. Merkin
Facsimile: (310) 306-8362

Intercreditor Agreement - Signature Page